CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant	to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Report of Cintas Corporation (the “Company”) on Form 10-Q for the period ending February 28, 2005 (the “Report”), I, Scott D. Farmer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott D. Farmer
Scott D. Farmer
Principal Executive Officer

April 11, 2005

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